UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2018

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.             Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accountant

Willdan Group, Inc. (“Willdan”) has dismissed KPMG LLP (“KPMG”), an independent registered public accounting firm, as its principal accountant. The decision to dismiss KPMG was effective on July 11, 2018, after being approved by Willdan’s audit committee (the “Audit Committee”).

The reports of KPMG on Willdan’s consolidated financial statements for the fiscal years ended December 29, 2017 and December 30, 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During Willdan’s fiscal years ended December 30, 2016 and December 29, 2017, and the interim period from December 30, 2017 through and including July 11, 2018, the date of KPMG’s dismissal, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between Willdan and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on Willdan’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, Willdan provided KPMG with a copy of this Current Report on Form 8-K and requested that, as promptly as possible, KPMG provide Willdan with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of KPMG’s letter dated July 17, 2018.

(b) Newly Appointed Independent Registered Public Accountant

On July 11, 2018, the Audit Committee approved the engagement of Crowe LLP (“Crowe”), an independent registered public accounting firm, as its principal accountant to perform independent audit services beginning with the fiscal year ending December 28, 2018. During Willdan’s fiscal years ended December 30, 2016 and December 29, 2017, and the interim period from December 30, 2017 through and including July 11, 2018, the date of Crowe’s engagement, neither Willdan, nor anyone acting on its behalf, consulted Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of Willdan, in any case where a written report or oral advice was provided to Willdan by Crowe that Crowe concluded was an important factor considered by Willdan in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01             Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Document

16.1	Letter from KPMG LLP, dated July 17, 2018.

i

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: July 17, 2018	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer